SECURITIES AND EXCHANGE COMMISSION
                       Washington, D.C. 20549

                              FORM 8-K

                           CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE
                            ACT OF 1934

  Date of Report (Date of earliest event reported): April 28, 2004

                         AEROCENTURY CORP.
      (Exact name of Registrant as specified in its charter)

  DELAWARE                                          94-3263974
 (State or other jurisdiction of                (I.R.S. Employer
 incorporation or organization)                 Identification No.)


                  1440 Chapin Avenue, Suite 310
                       Burlingame, CA 94010
       (Address of principal executive offices) (Zip Code)

                           650-340-1888
       (Registrant's telephone number including area code)

                          Not applicable
  (Former name and former address. if changed since last report)

Item 12:  Earnings Announcement

     On April 26, 2004, AeroCentury Corp. (the "Company") announced via press release the Company's preliminary results for its first quarter ended March 31, 2004. A copy of the Company's press release is attached hereto as Exhibit 99.1. This Form 8-K and the attached exhibit are provided under Item 12 of Form 8-K and are furnished to, but not filed with, the Securities and Exchange Commission.

 Exhibits

 Exhibit 99.1           4/26/2004 Third Quarter Earnings Press Release

 SIGNATURES

 Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereto duly authorized.

 Date: April 26, 2004

 AEROCENTURY CORP.

 By: /s/ Neal D. Crispin

 Neal D. Crispin,
 Chairman of the Board and President